 As filed with the Securities and Exchange Commission on March 22, 2018

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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NU-MED PLUS, INC.

(Name of Registrant as Specified in Its Charter)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NU-MED PLUS, INC.

455 East 500 South

Suite 203

Salt Lake City, Utah 84111

801-746-3570

March 22, 2018

To the Stockholders of NU-MED PLUS, INC.:

Notice is hereby given that the Special Meeting of Stockholders of NU-MED PLUS, INC., a Utah corporation ("NU-MED"), will be held at The Country Club, 2400 E. Country Club Dr., Salt Lake City, Utah on April 10, 2018, at 2:00 P.M., local time, for the following purposes:

1.

To elect five directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Sadler, Gibb and Associates, LLC as Independent Registered Public Accounting Firm for fiscal 2018;

3.

To consider and act upon such other business as may properly come before the meeting.

Holders of record of NU-MED’s common stock at the close of business on March 9, 2018 are entitled to vote at the meeting.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy.  If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.   The attached proxy statement and proxy are first being mailed to shareholders on or about March 21, 2018.

By Order of the Board of Directors,

Jeff Robins

President

Nu-Med Plus

Corporate
455 East 500 South
Suite 203
Salt Lake City, UT 84111
801.746.3570 Phone

Lab
1266 South 1380 West
Orem, UT 84058

www.Nu-MedPlus.com

March 19, 2018

Dear Nu-Med Shareholders:

It my pleasure to invite you to attend a Special Nu-Med Plus, Inc. Shareholders Meeting on April 10, 2018. It will be held at The Country Club, located at 2400 E. Country Club Dr., Salt Lake City, UT at 2:00 PM.

The purpose of this meeting will be to share with you the progress of the Company to date and the direction of the Company moving into the future. In addition we will elect the Board of Directors and the ratify Sadler, Gibb and Associates LLC as our independent registered public accounting firm.

Enclosed you will find a Proxy Card and a stamped return envelope. We encourage you to complete the Proxy Card and return it in the self-addressed envelope. Proxy cards will be available at the meeting should you choose to place your votes at that time.

We look forward to seeing you at our Special Meeting.

Sincerely,

Jeff Robins
President and CEO

Enclosures

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of NU-MED PLUS, INC., a Utah corporation ("NU-MED" or the “Company”), in connection with the solicitation, by order of the Board of Directors of NU-MED, of proxies to be voted at the Special Meeting of Stockholders to be held on April 10, 2018, at The County Club, 2400 E. Country Club Dr., Salt Lake City, Utah at 2:00 P.M., local time, and at any adjournment or adjournments thereof (the "Special Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of NU-MED. This Proxy Statement and the enclosed proxy card were first mailed to stockholders of NU-MED on or about March 21, 2018.

         At the Special Meeting, the following matters will be considered and voted upon:

1.

Election of five directors to the Board of Directors for the ensuing year;

2.

To ratify the selection of Sadler, Gibb and Associates, LLC as Independent Registered Public Accounting Firm for fiscal 2018;

3.

To consider and act upon such other business as may properly come before the meeting.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors of NU-MED may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of NU-MED for such services. The total cost of any such solicitation will be borne by NU-MED and will include reimbursement of brokerage firms and other nominees.  NU-MED anticipates the costs of solicitation will not exceed $2,500.

Voting and Revocation of Proxies; Adjournment

All of the voting securities of NU-MED represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, and For the election of Sadler, Gibb and Associates, LLC as Independent Registered Public Accounting Firm for fiscal 2018, and at the discretion of the proxy holders on any other matters that may properly come before the Special Meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of NU-MED stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Special Meeting, or by voting in person at the Special Meeting.

A majority of the votes cast at the Special Meeting by the stockholders entitled to vote is required to elect the director nominees and a majority of the votes cast at the Special Meeting by the stockholders entitled to vote is required to approve the appointment of the independent auditors any other action that properly comes before the meeting.  In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Quorum and Voting Rights

The Board of Directors of NU-MED has fixed March 9, 2018 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Holders of record of shares of common stock, par value $0.001 (the "Common Stock"), at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

The following table sets forth certain information as of March 9, 2018, with respect to the beneficial ownership of the Company’s common stock by each director of the Company and each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of Common Stock.  At March 9, 2018, there were 37,563,125 shares of common stock outstanding.

For purposes of this table, information as to the beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock are beneficially owned, and sole investment and voting power is held, by the person named. For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock which such person has the right to acquire within 60 days after the date hereof. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

	Amount of	Percentage of Outstanding
Name and Address of Beneficial Owner	Beneficial Owner	Common stock
Principal Shareholders
Jeffrey L. Robins 2152 W. Bryce Drive Kaysville, Utah 84037	5,000,000	13.31%
William G. Moon 2595 North 140 East, #306 Provo, Utah 84604	4,000,000	10.65%
Dr. Craig Morrison 2595 North 140 East Provo, Utah 84604	2,000,000	5.32%
Smith Corporate Services, Inc. 455 East 500 South, Suite 201 Salt Lake City, Utah 84111	2,125,262	5.66%
Thomas A. Tait 514 Americas Way #5556 Box Elder SD,57719	4,000,000	10.65%
Officers and Directors
Jeffrey L. Robins	5,000,000	13.31%
William G. Moon	4,000,000	10.65%
Dr. Craig Morrison	2,000,000	5.32%
Thomas A. Tait	4,000,000	10.65%
Dr. Brett Earl	1,000,000	2.66%
Keith Merrell	400,000	0.80%
Director and executive officer of the
Company (7 individuals)	16,400,000	43.39%

_________________________________

(1)

For purposes of this table, information as to the beneficial ownership of shares of common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock are beneficially owned, and sole investment and voting power is held, by the person named. For purposes of this table, a person or group of persons is deemed to have

"beneficial ownership" of any shares of common stock, which such person has the right to acquire within 60 days after the date hereof. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

(2)

All percentages are calculated based upon a total number of 37,563,125 shares of Common Stock outstanding as of March 9, 2018, plus, in the case of the individual or entity for which the calculation is made, that number of options or warrants owned by such individual or entity that are currently exercisable or exercisable within 60 days.

Smith Corporate Services, Inc. (dba SCS, Inc. or “SCS”) is owned and controlled by Karl Smith.  SCS is owed $230,100 in principal and $81,944 in accrued interest by NU-MED.  Under the terms of the notes, the notes may be converted into shares of the Company’s common stock at the rate of one share of common stock for every $0.01 in principal and interest.  The notes may not be converted, at any one time, into more than 4.9% of the Company’s issued and outstanding shares of Common Stock unless a change of control occurs or a fundamental transaction which would include a merger, reorganization or asset sale. If SCS’s ownership has not previously been reduced to less than 4.9% of the number of shares outstanding, then the limitation shall be 9.9%. SCS has purchase 3,304,422 shares which have not been issued as of the record date. In addition to the shares owned by SCS, a trust of Mr. Smith’s wife owns 100,000 shares.

Control by Existing Stockholders

Current management has over 43% of the issued and outstanding shares of common stock.  As a result, it is likely they will be able to control NU-MED and will most likely continue to be in a position to elect at least a majority of the Board of Directors of NU-MED, to dissolve, merge or sell the assets of NU-MED, and generally, to direct the affairs of NU-MED.  Additionally, a principal shareholder, SCS, is owed funds under convertible promissory notes.

Legal Proceedings

The Company is not involved in any legal proceedings.  In December 2017, the Company reached a settlement of the legal action filed against its former CFO. Under the settlement agreement, each party agreed to pay its own legal expenses and the former CFO agreed to return 499,144 shares of common stock.  Upon receipt the shares returned were cancelled, reducing the total number of shares issued and outstanding.

ELECTION OF DIRECTORS

(Proxy Item 1)

Each director shall hold office until the next annual meeting of stockholders or until removed. However, if the term expires, such director shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of NU-MED have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

The following table sets forth the name, age, and position of each executive officer and director and the term of office.

The following table sets forth information with respect to the officers and directors of NU-MED.  NU-MED’s directors serve for a term of one year and thereafter until their successors have been duly elected by the stockholders and qualified.  NU-MED’s officers serve for a term of one year and thereafter until their successors have been duly appointed by the Board of Directors and qualified.

Name	Age	Title	Director Since	Independent
Jeffrey L. Robins	69	CEO, Director	2011	No
William G. Moon	68	Vice President of Technology/Operations, Director	2011	No
Dr. Craig Morrison	73	Director	2011	No
Tom Tait	60	Director, Vice-President of Scientific Advancement	2015	No
Dr. Brett Earl	46	Director, Vice-President of Medical Marketing	2015	No
Keith Merrell	72	Chief Financial Officer	NA	NA

•

Jeffrey L. Robins: President/CEO.  Mr. Robins has 30 years of senior management experience in high technology companies coupled with 15 years of engineering leadership experience.  For the past 10 years, Mr. Robins has been a management consultant for his private consulting company Robins Resource Associates.  Through his consulting company, Mr. Robins served as COO of Asta Ltd until 2017.  Mr. Robins served as VP of Operations at TSCO CO., Inc. until 2006 where he was a member of the Executive Staff with responsibilities for accelerated new product development and operations management. Mr. Robins has extensive global experience, including Operations Senior Director at Fujitsu Microelectronics, where he was responsible for foundry services, product development and two wafer fabrication plants from start up to full production and ultimately having P&L responsibility for a $450 million operation. He was Fabrication Director of Operations at International Rectifier and has held various positions at Intel and AMD.   He is a past president of the Oregon Semiconductor Association.  Mr. Robins holds a B.S. in Pharmacy from Idaho State University, a B.S. in Political Science from Weber State University and an Engineering Management Certificate from Idaho State University.

•

William G. Moon: Vice President of Technology/Operations.  From February, 2011 to Present, Mr. Moon has served as Vice President of engineering and director for Reflect Scientific, Inc.  Prior to joining Reflect Scientific, Mr. Moon consulted for his own firm, Moon Automation, from 2005 to February 2011.  Mr. Moon took time away from consulting to serve a church mission in the D.R. Congo from March, 2008 to November, 2009   Mr. Moon’s background includes positions of Principle Engineer and VP of Engineering at Quantum Corporation, the world’s largest disk drive company. He co-founded Plus Development, a wholly owned Quantum subsidiary and helped develop “Hardcard,” a plug-in hard drive card.  Mr. Moon has served on the board of directors of several technical ventures and is presently an active angel investor. He holds 15 patents and has several publications in computer trade magazines. Mr. Moon has a M.S. and B.S. in Mechanical Engineering from BYU, and received the BYU Honored Alumni Award, and served as an adjunct professor at BYU.

•

Dr. Craig Morrison: Vice President of Research and Applications.  Dr. Morrison previously was a practicing surgeon in the State of Utah and for five years was at the Brigham Young Student Health Center. Dr. Morrison has been an attending and consulting staff general surgeon since 1978. Dr. Morrison received his Doctor of Medicine Degree from the University of Oregon Medical School in 1970, followed by a pediatric internship and surgical residency at the University of Southern California-Los Angeles County Hospital and the Huntington Memorial Hospital. He has provided his medical expertise and is one of the pioneering shareholders in the finance and development of synthetic alternatives to blood for Sanguine Corporation. Dr. Morrison has served on the medical advisory board of Sanguine Corporation, Rubicon, Inc. and Reflect Scientific Inc. Dr. Morrison has participated in various humanitarian efforts worldwide throughout his career.

•

Tom Tait: Vice-President of Scientific Advancement.  Mr. Tait brings experience with accelerated product development, “lean” process management tools, strategic market analysis, and acquisition integration.  Mr. Tait is a vice-president of Reflect Scientific, Inc. where he has worked for the prior five years.  Mr. Tait will continue providing services to Reflect Scientific. Mr. Tait holds an MBA in Technology Management from the University of Phoenix and a BS in Chemistry from Clarkson University. He also holds patents in Optics and MEMS technologies.

•

Dr. Brett Earl: Vice-President of Medical Marketing.  Dr. Earl is a Board Certified Emergency Physician with over 15 years of experience in his field, not only as an Emergency Physician but he has also served as a Life Flight Helicopter Physician and a Tactical Physician for the city of Toledo, Ohio SWAT team. Dr. Earl received his Medical Degree from the University of Nevada, Reno. He has been published numerous times and serves on various Medical Boards in Utah and his clinical interests include Trauma, I.V. Nutrition and Injections. After practicing Emergency Medicine for 15 years, and noting the benefits and limitations of traditional western medicine, he opted to study and practices Functional Medicine, and focus on restoring health, preventing illness, and avoiding prescriptions and surgeries wherever possible. Dr. Earl currently practices Functional Medicine in Bountiful, Utah at Integrated Wellness where he has worked since February 2014 in addition to his role as an emergency physician for the Evanston Regional Medical Center, where he has worked since August 2009.  Dr. Earl previously worked with several hospital emergency rooms, including Ogden Regional Medical Center, where Dr. Earl practiced from July 2002 through October 2013.

•

Keith K. Merrell: Chief Financial Offer and Principal Accounting Officer, Secretary and Treasurer.  Mr. Merrell serves as our Chief Financial Officer, Secretary and Treasurer.  Mr. Merrell draws on over 35 years of accounting experience to manage our accounting functions and interface with our independent public accountants.  He spent two years in the field of public accounting and has served as Chief Financial Officer for four other public companies.  He currently serves full-time as our Chief Financial Officer and also serves as part-time CFO of another public company.  His business career includes extensive experience in management, sales and marketing, consulting, and merger and acquisition work.  He graduated from Arizona State University with a B.S degree in Accounting.

 Legal Proceedings

None of the aforementioned nominees, directors or executive officers have during the last five (5) years, filed for bankruptcy, was convicted in a criminal proceeding or was the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Board Meetings and Committees; Management Matters

Currently, the board of directors has not been large enough to form committees.  As we proceed forward with expanding operations, it is anticipated we will add additional directors and seek independent directors to serve on an audit and compensation committee.

The board of directors met 2 times during 2017.  All directors were present at each meeting.

NU-MED anticipates all directors will be present for the special meeting and it is the policy of NU-MED to have all directors at the special meeting.

Shareholder Communications

As a relatively small company, NU-MED encourages all shareholders to communicate directly with directors and all communications sent to directors is forwarded to all directors.   Shareholder communications should be sent directly to NU-MED’s corporate office where, if directed to directors, is forwarded to all directors.

Board Leadership

The chairman of the board is Jeffrey Robins.  Meetings are run by Jeffrey Robins the president and CEO of NU-MED.

Family Relationships

The officers/directors have no family relationships to any other related parties.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The Company believes all forms were filed.

SUMMARY COMPENSATION TABLE

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's or its principal subsidiaries’ chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2016, the end of the Company's last completed fiscal year):

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Jeffrey L. Robins	2017	$42,600	--	--	--	--	--	$42,600
CEO	2016	$42,600	--	--	--	--	--	$42,600
	2015	$42,600	--	--	--	--	--	$42,600
Keith L. Merrell	2017	--	--	$38,661	--	--	--	$38,661
CFO	2016	--	--	$78,856	--	--	--	$78,856
	2015	--	--	135,000	--	--	--	135,000

________________

Mr. Robins began taking a salary in February 2012.  Mr. Robins’ salary is currently $42,600 a year or $3,550 a month.

Mr. Merrell joined to Company in August 2015.  In January 2018, Mr. Merrell began taking a salary of $2,000 per month.

Outstanding Equity Awards At Fiscal Year-End

We had no outstanding equity awards at fiscal year-end 2017, 2016 or 2015.

Option/Stock Appreciation Rights (SAR) Grants in Last Fiscal Year

In fiscal 2017, 2016 and 2015, there were no stock options or SAR Grants.

Stock Option Exercise

In fiscal 2017, 2016 and 2015, none of the named executives exercised any options to purchase shares of common stock.

Long-Term Incentive Plan (“LTIP”)

There were no awards granted during fiscal year 2017, 2016 or 2015 under a long-term incentive plan.

Board of Directors Compensation

Each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.  We did not compensate our directors for service on the Board of Directors during fiscal 2017, 2016 or 2015.

No other compensation arrangements exist between NU-MED and our officers and directors.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

NU-MED has employment contracts with Keith Merrell and Jeff Robins. Additionally, NU-MED has consulting contracts with Tom Tait.  Neither the employment or consulting contracts nor other compensatory plan or arrangements exist between NU-MED and our executive officers that results or will result from the resignation, retirement or any other termination of such executive officers’ employment with NU-MED, or from a change-in-control of NU-MED.

Report on Executive Compensation

The Board of Directors determines the compensation of NU-MED’s executive officer and president and sets policies for, and reviews with the chief executive officer and president, the compensation awarded to the other principal executives, if any. The compensation policies utilized by the Board of Directors are intended to enable NU-MED to attract, retain and motivate executive officers to meet our goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance.  At this time, the Board of Directors has determined no compensation is warranted to the officers and directors until such time as a merger is completed or business operation is established.  At such time, executive compensation on an ongoing basis will be reviewed.

Code of Ethics

We do not have a code of ethics.

Option Plans

NU-MED has no option plans and no outstanding options.

Board of Directors Interlocks and Insider Participation in Compensation Decisions

No such interlocks existed or such decisions were made during fiscal years 2016 or 2015.

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in cash compensation set out above, which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a changing in control of the Company.

Bonuses and Deferred Compensation – None

Compensation Pursuant to Plans – None

Pension Table – None

Other Compensation – None

Compensation of Directors – None

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in Cash Compensation set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a changing in control of the Company.

Compliance with Section 16(a) of the Exchange Act

To the best knowledge of NU-MED, at present, all current directors and beneficial owners of more than 10% of any class of equity securities are in compliance with the reporting requirements under Section 16 of the Exchange Act.

Certain Relationships and Related Transactions

NU-MED believes that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

Transactions with Officers and Directors

On January 31, 2018, the Company extended an employment agreement to Mr. Keith Merrell to become its full-time Chief Financial Officer.  The agreement replaces the consulting agreement previously entered into when Mr. Merrell served as part-time CFO.  The employment agreement provides for a payment of $2,000 per month and 2,000,000 shares of restricted common stock which is to be earned at the rate of 500,000 shares per calendar year.

On August 5, 2016, Dr. Craig Morrison returned to the Company 2,000,000 shares of restricted common stock which is part of the 4,000,000 shares which had been issued to him for his services as a director and medical advisor.  The 2,000,000 shares of stock were retired at their par value of $2,000, reducing the number of shares issued and outstanding.

Except as set forth above, there were no material transactions, or series of similar transactions, during our Company’s last five fiscal years, or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years and in which any promoter or founder of ours or any member of the immediate family of any of the foregoing persons, had an interest.

At this time, we have one independent director.  Four of our directors are founders and major shareholders of NU-MED.  Additionally, given the limited size of our board of directors, we have not set up any committees of the board of directors such as compensation, audit or nominating committees.  As our operations expand, we hope to be able to add outside directors and set up these committees, but at this time, do not know when we will be able to add additional directors and set up such committees.

Transactions with Promoters

There have been no transactions between the Company and promoters during the last fiscal year.

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the election of the election of directors.

Vote Required

The vote of a majority of the issued and outstanding shares of Common Stock, represented in person or by proxy at the Special Meeting is required to approve the election of nominees to the board of directors.  Management and certain shareholders holding in excess of fifty (50%) percent of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting have indicated their intention to vote in favor of the election of directors.

RATIFICATION OF SELECTION OF SADLER, GIBB AND ASSOCIATES, LLC

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018

(Proxy Item 2)

The Board of Directors has selected Sadler, Gibb and Associates, LLC (“SGA”) as its independent registered accounting firm for the fiscal year ending December 31, 2018. To the knowledge of NU-MED, at no time has SGA had any direct or indirect financial interest in or any connection with NU-MED other than as independent public accountants. It is anticipated that representatives of SGA will be present at the Special Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

The board of directors recommends a vote "FOR" the selection of SGA as independent registered public accounting firm for the fiscal year ending December 31, 2018.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SGA served as NU-MED's independent registered accounting firm for the fiscal year ended December 31, 2017. A representative of SGA is expected to attend the Special Meeting or be available by conference phone, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed in the last two fiscal years for professional services rendered by SGA for the audit of NU-MED’s annual financial statements included in Form 10-K and the review of unaudited financial statements included in NU-MED’s quarterly Form 10-Q or services that are normally provided by SGA in connection with statutory and regulatory filings or engagements for fiscal years 2016, and 2017, were $16,600 and $ 1600, respectively.

Audit-Related Fees

None

Tax Fees

None.

Other Fees

The aggregate fees billed in fiscal years 2016, and 2017, for products and services provided by SGA, other than those reported above, were $ 0 and $ 0, respectively.

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the appointment of auditors.

Vote Required

The vote of a majority of the issued and outstanding shares of Common Stock, represented in person or by proxy at the Special Meeting is required to approve the appointment of auditors.  Management and certain shareholders holding in excess of fifty (50%) percent of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting have indicated their intention to vote in favor of the appointment of auditors.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at the 2019 Annual Meeting of Stockholders and intended to be included in NU-MED's Proxy Statement and form of proxy relating to that meeting must be received at the offices of NU-MED by January 9, 2019.

OTHER BUSINESS

Other than as described above, the Board of Directors knows of no matters to be presented at the Special Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

By Order of the Board of Directors,

Jeff Robins

President

Dated: March 22, 2018

Salt Lake City, Utah

PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF NU-MED PLUS, INC.

This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Jeff Robins as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of Nu-Med Plus, Inc. held of record by the undersigned on March 9, 2018, at the Special Meeting of stockholders to be held April 10, 2018, or any adjournment thereof.

1. Election of Nominee Directors

❑ FOR Jeffrey L. Robins	❑ WITHHOLDAUTHORITY to vote for Jeffrey L. Robins
❑ FOR Thomas A. Tait	❑ WITHHOLD AUTHORITY to vote for Thomas A. Tait
❑ FOR William G. Moon	❑ WITHHOLD AUTHORITY to vote for William G. Moon
❑ FOR Dr. Craig Morrison	❑ WITHHOLD AUTHORITY to vote for Dr. Craig Morrison
❑ FOR Dr. Brett Earl	❑ WITHHOLD AUTHORITY to vote for Dr. Brett Earl

2. To ratify the appointment of Sadler, Gibb and Associates LLC as Nu-Med Plus's independent registered public accounting firm.

❑ FOR ❑ AGAINST ❑ ABSTAIN

3. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed hereunder by the undersigned shareholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: ______________________, 2018

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(Signature)

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(Signature of held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

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(Print name of stockholder(s)